SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                              FORM 8-K

                           Current Report


                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




  Date of Report (date of earliest event reported):  October 22, 2003
                                                     --------------


                           II-VI INCORPORATED
                           ------------------
         (Exact name of registrant as specified in its charter)




        Pennsylvania              0-16195           25-1214948
        ------------              -------           ----------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)          File Number)   Identification Number)




      375 Saxonburg Boulevard, Saxonburg, Pennsylvania       16056
      ------------------------------------------------       -----
         (Address of principal executive offices)          (ZIP Code)



    Registrant's telephone number, including area code:  724-352-4455
                                                         ------------


Former name or former address, if changed, since last report:

                      Not Applicable









Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On October 22, 2003, II-VI Incorporated issued a press release announcing its financial results for the quarter ended
September 30, 2003.  A copy of the press release is furnished as
Exhibit 99.1 to this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               II-VI INCORPORATED
                               (Registrant)



Date:  October 22, 2003        By:  /s/ Carl J. Johnson
                                   Chairman and Chief Executive Officer



Date:  October 22, 2003        By:  /s/ Craig A. Creaturo
                                 Chief Accounting Officer and Treasurer




                               EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

   99.1                        Press Release